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                                                                   EXHIBIT 10.20

                                 FLONETWORK INC.

                      NON-STATUTORY STOCK OPTION AGREEMENT


         1. GRANT OF OPTION. This agreement evidences the grant by FloNetwork Inc., a corporation organized under the laws of Ontario, Canada (the "Company"), on July 1, 1999 (the "Grant Date") to Eric Goodwin (the "Optionee") of an option to purchase, in whole or in part, on the terms provided herein, an aggregate of 2,601,408 Common Shares of the Company ("Common Shares") at a price of CDN $.25 per share. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the U.S. Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

         2. NON-STATUTORY STOCK OPTION. This option is not intended to qualify as an incentive stock option under Section 422 of the Code.

         3.  EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

             (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth anniversary of the Grant Date (hereinafter the "Expiration Date") as to 108,392 of the Shares on the Grant Date and as to an additional 108,392 of the Shares at the end of each successive one-month period until such time as this option shall become exercisable in full.

         Notwithstanding the foregoing, if, prior to the date on which the Employee ceases to be an Eligible Optionee of the Company (as defined below),

             (i) the Company consummates an underwritten initial public offering of its Common Shares pursuant to an effective registration statement in the United States or prospectus in Canada as a result of which the Company's Common Shares are listed and traded on the Nasdaq National Market, the Toronto Stock Exchange or a similar national exchange, then the vesting of the Shares that have not vested as of the closing of such initial public offering shall immediately accelerate upon such closing such that (A) upon such date this option shall become immediately exercisable with respect to a number of the then unvested Shares equal to the aggregate number of Shares then exercisable under this option and previously exercised under this option and (B) following such date this option shall become exercisable with respect to an additional 216,784 of the remaining unvested Shares at the end of each successive one-month period until such time as this option shall become exercisable in full; or

             (ii) a Change in Control (as defined below) of the Company is consummated, then the vesting of this option shall immediately accelerate in full upon the date of consummation of the Change in Control such that upon such date this option shall become immediately exercisable with respect to all of the Shares. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if: (i) the Company consummates an amalgamation, plan of arrangement, merger or consolidation with any other entity, other than an

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amalgamation, plan of arrangement, merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (ii) the stockholders of the Company approve a plan of complete liquidation of the Company; or (iii) the Company consummates the sale or disposition of all or substantially all of the Company's assets.

         The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall continue to be exercisable, in whole or in part, with respect to all Shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.
This option may not be exercised at any time on or after the Expiration Date.

             (b) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

             (c) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company (an "Eligible Optionee").

             (d)  TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the
Optionee ceases to be an Eligible Optionee of the Company for any reason other than death or disability or a termination of such relationship by the Company for "cause", each as provided below, the right to exercise this option shall terminate upon the Expiration Date, provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of the Employment Agreement dated as of July 1, 1999 (the "Employment Agreement") between the Company and the Optionee, the Non-Competition and Assignment of Intellectual Property Agreement dated as of July 1, 1999 (the "Non-Competition Agreement") between the Company and the Optionee or any other employment or consulting contract, confidentiality and non-disclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon such violation.

             (e) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an Eligible Optionee, or if the Optionee dies prior to the Expiration Date but after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Company for "cause" as specified in paragraph (f) below), this option

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shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, PROVIDED THAT this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

                (f) DISCHARGE FOR CAUSE. If the Optionee, prior to the Expiration Date, ceases his relationship with the Company because such relationship is terminated by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation. "Cause" shall have the meaning set forth in any employment agreement between the Company and the Optionee, or if there shall be at such time no employment agreement or no such definition in such employment agreement, shall mean willful misconduct by the Optionee or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of the Employment Agreement, the Non-Competition Agreement or any other employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive.

         4.       PAYMENT OF PURCHASE PRICE.

                  (a) METHOD OF PAYMENT. Payment of the purchase price for Shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such Shares, (ii) subject to the consent of the Company, by delivery to the Company of Common Shares then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors approves and determines are consistent with the purpose of this option and applicable laws and regulations, or (iv) by any combination of such methods of payment.

                  (b) VALUATION OF SHARES OR OTHER NON-CASH CONSIDERATION TENDERED IN PAYMENT OF PURCHASE PRICE. For the purposes hereof, the fair market value of any Common Shares or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

                  (c) DELIVERY OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. If the Optionee exercises this option by delivery of Common Shares of the Company, the certificate or certificates representing the Common Shares of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional Common Shares of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

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         5.       DELIVERY OF SHARES; COMPLIANCE WITH SECURITIES LAWS, ETC.

                  (a) GENERAL. The Company shall, upon payment of the option price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action.

                  (b) LISTING, QUALIFICATION, ETC. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure, or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

         6.       AGREEMENT IN CONNECTION WITH PUBLIC OFFERING.

         The Optionee agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Common Shares held by the Optionee (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

         7. NONTRANSFERABILITY OF OPTION. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

         8. NO SPECIAL EMPLOYMENT OR SIMILAR RIGHTS. Nothing contained in this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised. The Optionee acknowledges that if the Optionee ceases to be an Eligible Optionee for any reason, the exercisability of this option will be subject to the

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limitations set forth herein, including those provisions limiting the number of shares for which this option is exercisable and the period during which this option may be exercised.

         9. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such Shares) unless and until a certificate representing such Shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         10.      ADJUSTMENT PROVISIONS.

                  (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding Common Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Common Shares or other securities, then the Board of Directors shall determine, in its sole discretion, appropriate adjustments with respect to (x) the number and kind of shares as to which this option is then exercisable and (y) the exercise price per share at which this option is exercisable.

                  (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

         11.      ACQUISITION EVENTS.

                  (a) DEFINITION. An "Acquisition Event" shall mean: (a) any amalgamation, plan of arrangement, merger or consolidation of the Company with or into another entity as a result of which Common Shares are converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

                  (b) CONSEQUENCES OF AN ACQUISITION EVENT ON OPTIONS. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that this option shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, this option shall be considered to be assumed if, following consummation of the Acquisition Event, this option confers the right to purchase, for each Common Share subject to this option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Shares for each Common Share held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common

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Shares); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding Common Shares as a result of the Acquisition Event.

                  Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, this option, then the Board shall, upon written notice to the Optionee, provide that this option will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Optionee before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Shares will receive upon consummation thereof a cash payment for each Common Share surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that this option shall terminate upon consummation of such Acquisition Event and that the Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of Common Shares subject to this option (whether or not then exercisable), exceeds (B) the exercise price of this option.

         12. WITHHOLDING TAXES. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         13.  INVESTMENT REPRESENTATIONS; LEGENDS.

                  (a) REPRESENTATIONS. The Optionee represents, warrants and covenants that:

                  (i) Any Shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (ii) The Optionee has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his investment in the Company.

                  (iii) The Optionee is able to bear the economic risk of holding such Shares acquired pursuant to the exercise of this option for an indefinite period.

                  (iv) The Optionee understands that (A) the Shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act;

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                  (B) such Shares cannot be sold, transferred or otherwise
                  disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Shares, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any Shares of the Company and the Company has no obligation or current intention to register any Shares acquired pursuant to the exercise of this option under the Securities Act.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

                  (b) LEGENDS ON STOCK CERTIFICATE. All stock certificates representing Common Shares issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

         "The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

         14.      MISCELLANEOUS.

                  (a) This option will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of this option agreement shall be final and conclusive. The Board of Directors of the Company shall have the authority to construe this option and option agreement and to make all determinations in the judgment of the Board of Directors necessary or desirable for the administration of this option and option agreement. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in this option agreement in the manner and to the extent it shall deem expedient to carry the intent of this option into effect, and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers hereunder to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed, all references to the Board of Directors in this option agreement shall mean and relate to such Committee.


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                  (b) This option constitutes the entire agreement between the
Company and the Optionee and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this option.

                  (c) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

                  (d) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                  (e) This option shall be governed by and construed in accordance with the laws of Ontario, Canada.


Date of Grant:                              FLONETWORK INC.

July 1, 1999
                                            By: /s/ Wilson Lee
                                               ---------------------------------

                                            Title: Chief Financial Officer
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                                            Address: 260 King Street East
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                              OPTIONEE'S ACCEPTANCE


         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

         OPTIONEE


         /s/ Eric Goodwin
         -----------------------------------
         Eric Goodwin

         ADDRESS: RR 1
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                 Lombardy, Ontario
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